UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SAVARA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 27, 2020

SAVARA INC.

SAVARA INC.
ATTN: CORPORATE SECRETARY
6836 BEE CAVE RD
BUILDING III, SUITE 200
AUSTIN, TX 78746

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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0000457889_1 R1.0.1.18

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 30, 2020
Date: May 27, 2020 **Time:** 3:00 PM CDT
Location: Wilson Sonsini Goodrich & Rosati, P.C.
900 S. Capital of Texas Highway
Las Cimas IV, Fifth Floor
Austin, TX 78746

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

0000457889_2 R1.0.1.18

BARCODE12345678901212345678901212345678901212345678901212345678901212345678901212345678901212345678901 2123456789012123456789012123456789012123456789012 Broadridge Internal Use OnlyxxxxxxxxxxxxxxxxxxxxCusipJob #Envelope #Sequence ## of # Sequence #Voting items0000457889_3 R1.0.1.18The Board of Directors recommendsyou vote FOR the following:1. To elect eight directors to holdoffice until the next AnnualMeeting of Stockholders.Nominees1a. Robert Neville1b. Nevan Elam1c. Richard J. Hawkins1d. Joseph S. McCracken1e. Matthew Pauls1f. David A. Ramsay1g. Ricky Sun1h. An van Es-JohanssonThe Board of Directors recommends youvote FOR proposals 2, 3 and 4.2. To approve the amendment of our Amendedand Restated 2015 Omnibus Incentive Planto increase the number of shares ofcommon stock authorized for issuancethereunder by 3,500,000.3. To ratify the appointment of RSM US LLPas our independent registered publicaccounting firm for the fiscal yearending December 31, 2020.4. To approve, on an advisory basis, thecompensation of our named executives.NOTE: Such other business as may properlycome before the meeting or any adjournmentthereof.*As a precautionary measure related tocoronavirus or COVID-19, it is possible wemay hold the annual meeting solely by meansof remote communication via live audiowebcast on the above date and time. If wedetermine to do so, we will announce thedecision in advance, and details on how toparticipate in the annual meeting will beavailable at www.savarapharma.com. Werecommend that you visit the website toconfirm the status of the annual meetingbefore planning to attend in person.

Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000457889_4 R1.0.1.18

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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